SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT - March 6, 2006
(Date of Earliest Event Reported)

COLUMBIA LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Commission File No. 1-10352

Delaware	59-2758596
(State of Incorporation)	(I.R.S. Employer Identification No.)

354 Eisenhower Parkway Livingston, New Jersey	07039
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code: (973) 994-3999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 7, 2006, Columbia Laboratories, Inc. (the “Company”), issued a press release entitled, “Columbia Laboratories Reports Fourth Quarter and Year-end 2005 Financial Results.” A copy of the press release issued by the Company is filed herewith as Exhibit 99.1.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Current Report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 6, 2006, the Company's Board of Directors elected Robert S. Mills as chief executive officer of the Company. Mr. Mills also continues to serve as president of the Company.

Mr. Mills, age 53, joined the Company in May 2001, as senior vice president, operations, and was named chief operating officer in September 2003 and president and chief operating officer in January 2006. Previously, Mr. Mills served as senior vice president, manufacturing operations, at Watson Pharmaceuticals and general manager of Schein Pharmaceuticals, now Watson Pharma, Inc. He also served as vice president, operations, at Alpharma, Inc. and held various positions with Aventis, SA. Mr. Mills holds a BS degree from Grove City College.

Mr. Mills entered into an employment agreement with the Company in February, 2005. The material terms of the employment agreement are described in the Company's Proxy Statement for the 2005 Annual Meeting of Stockholders, which description is incorporated herein by reference.

Item 8.01 Other Events.

On March 7, 2006, the Company issued a press release entitled “Robert S. Mills Elected Chief Executive Officer of Columbia Laboratories.” A copy of the Company’s press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)        Exhibits.

99.1	Press Release dated March 7, 2006, entitled “Columbia Laboratories Reports Fourth Quarter and Year-end 2005 Financial Results.”

99.2	Press Release dated March 7, 2006, entitled “Robert S. Mills Elected Chief Executive Officer of Columbia Laboratories.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2006

COLUMBIA LABORATORIES, INC.

By:	/S/ David L. Weinberg
David L. Weinberg
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated March 7, 2006, entitled “Columbia Laboratories Reports Fourth Quarter and Year-end 2005 Financial Results.”

99.2	Press Release dated March 7, 2006, entitled “Robert S. Mills Elected Chief Executive Officer of Columbia Laboratories.”